UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W. Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At the Annual Meeting of Shareholders held on April 19, 2006, Sherwin-Williams’ shareholders elected Arthur F. Anton to serve on Sherwin-Williams’ Board of Directors. In connection with Mr. Anton’s election to the Board of Directors, Sherwin-Williams entered into an Indemnity Agreement with him on April 19, 2006. The Form of the Indemnity Agreement was filed as Exhibit 10(a) to Sherwin-Williams’ Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and is incorporated herein by reference. The Indemnity Agreement supplements the indemnification coverage afforded by Sherwin-Williams’ Regulations and Ohio law.
     At the 2006 Annual Meeting of Shareholders, Sherwin-Williams’ shareholders also approved The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (the “Incentive Plan”) and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (the “Director Stock Plan”).
     The Incentive Plan replaces The Sherwin-Williams Company 2003 Stock Plan. The Incentive Plan authorizes the Board of Directors, or a committee of the Board of Directors, to provide equity-based compensation in the form of option rights, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units for the purpose of providing Sherwin-Williams’ officers and employees incentives and rewards for performance. Subject to adjustment as provided in the Incentive Plan, the number of shares of Sherwin-Williams common stock that may be issued or transferred under the Incentive Plan will not exceed in the aggregate 10,000,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or are cancelled under the Incentive Plan.
     The Director Stock Plan replaces The Sherwin Williams Company 1997 Stock Plan for Nonemployee Directors. The Director Stock Plan authorizes the Board of Directors, or a committee of the Board of Directors, to provide equity-based compensation in the form of option rights, stock appreciation rights, restricted stock and restricted stock units for the purpose of attracting and retaining Sherwin-Williams’ nonemployee directors. Subject to adjustment as provided in the Director Stock Plan, the number of shares of Sherwin-Williams common stock that may be issued or transferred under the Director Stock Plan will not exceed in the aggregate 200,000 shares of common stock, plus any shares relating to awards that expire, are forfeited or are cancelled under the Director Stock Plan.
     The foregoing descriptions of the Incentive Plan and the Director Stock Plan do not purport to be complete and are qualified in their entirety by reference to the full text of such plans, which are filed as Exhibits 10(b) and 10(c), respectively, to this Report and are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In accordance with the Board of Directors’ retirement policy, Duane E. Collins did not seek reelection to the Board of Directors and retired as a director on April 19, 2006, the date of the 2006 Annual Meeting of Shareholders.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.		Exhibit Description

10	(a)	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

10	(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10	(c)	The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 19, 2006	By:	/s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	Form of Director, Executive Officer and Corporate Officer Indemnity Agreement filed as Exhibit 10(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and incorporated herein by reference.

10(b)	The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(c)	The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).

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